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EXHIBIT 32.1

Certification by the President and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, Edward A. Hjerpe III, President and Chief Executive Officer of the Federal Home Loan Bank of Boston ("Registrant") certify that, to the best of my knowledge:

1.
The Registrant's Annual Report on Form 10-K for the period ended December 31, 2009 ("Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 22, 2010

/s/ EDWARD A. HJERPE III Edward A. Hjerpe III President and Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to the Federal Home Loan Bank of Boston and will be retained by the Federal Home Loan Bank of Boston and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.1